DERMA SCIENCES, INC.
                    SENIOR MANAGEMENT STOCK OPTION AGREEMENT

     THIS STOCK OPTION AGREEMENT, hereby made and dated as of the 14 day of April, 1997 between Derma Sciences, Inc., a Pennsylvania corporation (the "Company"), and Richard Mink (the "Optionee").
     WHEREAS, the Company desires to afford the Optionee an opportunity to purchase shares of Common Stock, $.01 par value per share, of the Company ("Shares") as hereinafter provided,
     NOW, THEREFORE, in consideration of the mutual covenants hereinafter set forth and for other good and valuable consideration the legal sufficiency of which is hereby acknowledged, the parties hereto, intending to be legally bound hereby, agree as follows:
     1. Grant of Option. The Company hereby grants to the Optionee the right and option to purchase all or any part of an aggregate of 50,000 shares (the "Option") which Option is intended as a "nonqualified stock option". The Option is in all respects limited and conditioned as hereinafter provided.
     2. Purchase Price. The purchase price per share (the "Option Price") of the Shares covered by the Option (the "Option Shares") shall be the lower of: (a) the closing price of the Company's Common Stock as reported on the National
Association of Securities Dealers Automated Quotation System (Nasdaq) on April 8, 1997 (the "Grant Date"), to wit: $1.1875, or (b) the price of the Company's Common Stock as determined in connection with the Company's contemplated private placement thereof.
     3. Term. The Option will expire on April 8, 2007 (the "Expiration Date").
     4. Exercise of Option. (a) Except as provided in paragraph 4.(d) below, the right of the Optionee to exercise is subject to the condition that the Optionee be an employee of the Company. Except as provided in paragraph 4.(b) below, the Option shall become exercisable in five (5) equal installments and the Optionee shall have the right to purchase from the Company, on and after the following dates, the following number of shares:

                   Date Installment                  Number of
                 Becomes Exercisable               Option Shares

                    April 8, 1997                      10,000
                    April 8, 1998                      10,000
                    April 8, 1999                      10,000
                    April 8, 2000                      10,000
                    April 8, 2001                      10,000

          (b) The foregoing notwithstanding, the Option shall become exercisable and the Optionee shall have the right to purchase from the Company, on and after the occurrence of the following events, not less than the following number of shares:

                       Event Upon Which                        Number of
                  Option Becomes Exercisable                 Option Shares

         Net sales greater than $6,000,000                       25,000
            during any period of 12 consecutive
            months, or

         Attainment of an average share
            price of at least $3.00 for a period
            of 180 consecutive days
_______________________________________________________________________________

        Net sales greater than $8,000,000                       50,000
            during any period of 12 consecutive
            months, or

         Attainment of an average share
            price of at least $5.00 for a period
            of 180 consecutive days

          (c) The right of the  Optionee  to purchase  the Option  Shares may be exercised, in whole or in part, at any time or times prior to the expiration or other termination of the Option.
           (d)If the Optionee's employment by the Company is terminated prior to the Expiration Date of his Option, such Option may be exercised by the Optionee, to the extent of the number of Option Shares with respect to which the Optionee could have exercised it on the date of such termination, or to any greater extent permitted by the Board of Directors of the Company, at any time prior to the earlier of: (i) three (3) months after the date of termination, or (ii) the Expiration Date of such Option; provided, however, if the Optionee's employment was terminated voluntarily by the Optionee or by the Company "For Cause" (as defined below), Optionee shall have no right to exercise his Option on or after the date of such termination. As used herein, termination of an Optionee's employment by the Company shall be "For Cause" if the Board of Directors reasonably concludes that the Optionee has materially failed to perform his responsibilities to the Company, materially failed to follow directives or policies established by or at the direction of the Board of Directors, or conducted himself in a manner materially detrimental to the interests of the Company.
     5. Method of Exercising Option. (a) Subject to the terms and conditions of this Option Agreement, the Option may be exercised by giving written notice to the Company at its principal office specifying the number of Option Shares to be purchased and accompanied by payment in full of the aggregate purchase price for the Shares. Only full Shares shall be delivered and any fractional share which might otherwise be deliverable upon exercise of an Option granted hereunder shall be forfeited. Attached as Exhibit 1 is a form of written notice acceptable to the Company.
          (b) The purchase price shall be payable: (i) in cash or its equivalent, or (ii) in whole or in part through the transfer of Common Stock previously acquired by the Optionee.
          (c) Upon receipt of such notice and payment, the Company, as promptly as possible, shall deliver or cause to be delivered a certificate or certificates representing the Shares with respect to which the Option is so exercised. The certificate or certificates for such Shares shall be registered in the name of the person or persons exercising the Option (or, if the Optionee shall so request in the notice exercising the Option, in
     the  name  of  the  Optionee  and  his  spouse,   jointly,  with  right  of
     survivorship) and shall be delivered as provided above to or upon the written order of the person or persons exercising the Option. In the event the Option is exercised by any person or persons after the death or legal disability of the Optionee, such notice shall be accompanied by appropriate proof of the right of such person or persons to exercise the Option. All shares that are purchased upon the exercise of the Option as provided herein shall be fully paid and nonassessable.
     6. Non-transferability of Option. The Option is not assignable or transferable, in whole or in part, by the Optionee other than by will or by the laws of descent and distribution. During the lifetime of the Optionee, the Option shall be exercisable only by the Optionee or, in the event of his legal disability, by his legal representative.
     7. Withholding of Taxes. The obligation of the Company to deliver Shares upon the exercise of any Option shall be subject to any applicable federal, state and local tax withholding requirements.
     8. Governing Law. This Agreement shall be construed in a manner consistent with the Internal Revenue Code provisions concerning nonqualified stock options and its interpretation shall otherwise be governed by Pennsylvania law.
     IN WITNESS WHEREOF, the parties have set their hands and seals the day and year first written above.
                            DERMA SCIENCES, INC.



                            By: /s/ Edward J. Quilty
                                --------------------
                                Edward J. Quilty
                                Chariman of the Board



                            By: /s/ John T. Borthwick
                                -----------------------
                                John T. Borthwick
                                President



                            OPTIONEE





                            By: /s/ Richard Mink
                                ----------------
                                Richard Mink

                                    EXHIBIT 1
                              DERMA SCIENCES, INC.
                       NOTICE OF EXERCISE OF STOCK OPTION

     I hereby exercise nonqualified stock options granted to me on _______________ by Derma Sciences, Inc. with respect to the following number of shares of Derma Sciences, Inc. Common Stock, $.01 par value per share, ("Shares") covered by said option:
     Number of Shares to be purchased   ________________
     Option price per Share             ________________
     Total option price                 ________________
     Enclosed is my check in the amount of $_________ (and/or ________ Shares)1. Please have the certificate or certificates representing the purchased Shares registered in the following name or names2 ________________________________ and sent to _________________________________________________.

DATED: ______________, ____.

                                                              OPTIONEE



                                                      _________________________


--------
1The option price may be paid in whole or in part by delivery of Shares, subject to the terms of the Optionee's Stock Option Agreement.

2Certificates may be registered in the name of the Optionee alone or in the joint names of the Optionee and his spouse.